UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2003 (June 24, 2003)

CVF TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	00-29266	87-0429335
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8604 Main Street, Suite 1 Williamsville, New York	14221
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area Code: (716) 565-4711

N/A
(Former name or former address, if changed since last report)

EXPLANATORY NOTE

                This Current Report on Form 8-K/A amends the company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 1, 2003 in order to supply the letter of the company's former accountants required pursuant to Item 304(a)(3) of Regulation S-B.

Item 7.        Financial Statements and Exhibits

(c)        Exhibits.

Exhibit No.                        Description

99                                       Letter of Ernst & Young LLP dated July 8, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVF TECHNOLOGIES CORPORATION
Dated: July 9, 2003	By: /s/Jeffrey I. Dreben
Name: Jeffrey I. Dreben Title: Chairman of the Board

EXHIBIT INDEX

        Exhibits No.                               Description

              99                                         Letter of Ernst & Young LLP dated July 8, 2003